UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 27, 2004
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                        FelCor Lodging Trust Incorporated
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             (Exact name of registrant as specified in its charter)

        Maryland                     001-14236               75-2541756
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(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)         Identification No.)


545 E. John Carpenter Frwy., Suite 1300
     Irving, Texas                                                75062
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (972) 444-4900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

  Item 5.02    Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     On October 27, 2004, Richard C. North resigned from his position as a Class II director of the board of directors of FelCor Lodging Trust Incorporated, or FelCor.

     In connection with Mr. North's resignation, the board of directors of FelCor approved a reduction in the number of its directors from ten to nine. Additionally, in order to make the number of directors in each class as equal as possible after giving effect to Mr. North's resignation, the board of directors of FelCor reclassified Michael D. Rose from a Class I director to a Class II director, with his consent. The terms of Class I directors and Class II directors expire at the annual meetings of stockholders to be held in 2007 and 2005, respectively.

     As a result of these actions, FelCor's nine-member board of directors is equally divided among its three classes.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FELCOR LODGING TRUST INCORPORATED



Date:  November 1, 2004                    By:   /s/ LAWRENCE D. ROBINSON
                                           Name:  Lawrence D. Robinson
                                           Title: Executive Vice President,
                                                  General Counsel and
                                                  Secretary